Trade and Other Current Receivables - Summary of Trade and Other Current Receivables (Detail) - EUR (€) € in Millions		Dec. 31, 2020	Dec. 31, 2019
Trade and other current receivables [abstract]
Trade receivables	[1]	€ 3,433	€ 4,916
Prepayments and accrued income		423	579
Other receivables		1,083	1,200
Total trade and other current receivables		€ 4,939	€ 6,695

[1]	2020 includes €61 million (2019: €698 million) due from KKR as a result of an arrangement following the sale of the global spreads business (excluding Southern Africa) where Unilever provided services to KKR for two years from completion of the disposal. See also trade payables on page 142.